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                                                                    Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the report on Form 10-Q of Hub International Limited (the "Company") dated August 14, 2002 containing the financial statements of the Company for the fiscal quarter ended June 30, 2002 (the "Report") filed with the Securities and Exchange Commission on the date hereof, I, Dennis J. Pauls, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as enacted, certify, pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:     /s/ DENNIS J. PAULS
        -------------------------------------
        Dennis J. Pauls
        Chief Financial Officer
        August 14, 2002